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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 7, 1999

                          MINDSPRING ENTERPRISES, INC.
                          ------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-27890                58-2113290
-------------------------------  ------------------    -------------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

             1430 WEST PEACHTREE ST., SUITE 400, ATLANTA, GA 30309
             -----------------------------------------------------
                   (Address of principal executive offices)

       Registrant's telephone number, including area code:  (404) 815-0770
                                                           ----------------

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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        4.1    Revised form of First Supplemental Indenture

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the common stock being registered pursuant to the Company's registration statement on Form S-3, File No. 333-74151

        5.2 Opinion of Hogan & Hartson L.L.P. regarding the legality of the convertible subordinated notes being registered pursuant to the Company's registration statement on Form S-3, File No. 333-74151

        10.1. First Amendment, Waiver and Consent Agreement, dated as of April 7, 1999, by and among MindSpring Enterprises, Inc., certain Lenders identified therein, First Union Capital Markets Corp. as Arranger and First Union National Bank as Administrative Agent.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MINDSPRING ENTERPRISES, INC.

                                           /s/  Samuel R. DeSimone
                                    --------------------------------------------
                                    Name:   Samuel R. DeSimone, Jr.
                                    Title:  Exec. V.P. - General Counsel

Date: April 12, 1999